SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  May 13, 1998

                          UCI Medical Affiliates, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-13265                                           59-2225346
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(Commission File Number)                  (I.R.S. Employer Identification No.)

                1901 Main Street, Suite 1200, Columbia, SC 29201
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               (Address of Principal Executive Offices) (Zip Code)

                                 (803) 252-3661
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             (Registrant's Telephone Number, Including Area Code)

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

      This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 17, 1998 by UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); that certain Form 8-K/A filed with the SEC on April 20, 1998; that certain Form 8-K/A filed with the SEC on May 28, 1998; that certain Form 8-K/A filed with the SEC on July 24, 1998; that certain Form 8-K/A filed with the SEC on August 13, 1998; and that certain Form 8-K/A filed with the SEC on October 13, 1998; and is filed to include Exhibit 2.5 as identified below.


Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            The revised consolidated financial statements for MainStreet Healthcare Corporation, the business acquired by a wholly-owned subsidiary of UCI Medical Affiliates, Inc., were included in the Company's Form 8-K/A filed with the SEC on August 13, 1998.

      (b)   Pro Forma Financial Information.

            The revised unaudited pro forma financial information prepared to give effect to the acquisition is included in the Company's Preliminary Proxy Statement for its 1998 Annual Meeting of Stockholders filed with the SEC on August 22, 1998, and is incorporated herein by reference.

      (c)   Exhibits.

      Exhibit 2 Acquisition Agreement and Plan of Reorganization dated February 9, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (Previously filed with the initial filing of this Report on Form 8- K).

      Exhibit 2.1 First Amendment To Acquisition Agreement and Plan of Reorganization dated April 15, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr (Previously filed with the filing of this Report on Form 8-K/A filed on April 20,1998).

      Exhibit 2.2 Second Amendment To Acquisition Agreement and Plan of Reorganization dated May 7, 1998, by and among UCI Medical Affiliates of Georgia, Inc., a South Carolina corporation; UCI Medical Affiliates, Inc., a Delaware corporation; MainStreet Healthcare Corporation, a Delaware corporation; MainStreet Healthcare Medical Group, P.C., a Georgia professional corporation; MainStreet Healthcare Medical Group, PC, a Tennessee professional corporation; Prompt Care Medical Center, Inc., a Georgia corporation; Michael J. Dare; A. Wayne Johnson; PENMAN Private Equity and Mezzanine Fund, L.P., a Delaware limited partnership; and Robert G. Riddett, Jr. (Previously filed with the filing of this Report on Form 8-K/A filed on May 28,1998)

      Exhibit 2.3 Conditional Delivery Agreement dated effective as of May 1, 1998, by and among UCI Medical Affiliates, Inc.; UCI Medical Affiliates of Georgia, Inc.; and MainStreet Healthcare Corporation. (Previously filed with the filing of this Report on Form 8-K/A filed on July 24,1998)

      Exhibit 2.4 Amendment to Conditional Delivery Agreement dated as of July 21, 1998, by and among UCI Medical Affiliates, Inc.; UCI Medical Affiliates of Georgia, Inc.; and MainStreet Healthcare Corporation. (Previously filed with the filing of this Report on Form 8-K/A filed on July 24,1998)

      Exhibit 2.5 Second Amendment to Conditional Delivery Agreement dated as of December 7, 1998, by and among UCI Medical Affiliates, Inc.; UCI Medical Affiliates of Georgia, Inc.; and MainStreet Healthcare Corporation.

      Exhibit 99 News release of UCI Medical Affiliates, Inc. dated February 13, 1998. (Previously filed with the initial filing of this Report on Form 8-K).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UCI MEDICAL AFFILIATES, INC.


Date: December 7, 1998          By:  /s/ JERRY F. WELLS, JR., CPA
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                                     Jerry F. Wells, Jr., C.P.A.
                                     Executive Vice President of Finance and
                                     Chief Financial Officer